EXHIBIT 99.2
                             OPTIMAL ROBOTICS CORP.

                            MANAGEMENT PROXY CIRCULAR

In this circular, references to "$" are to United States dollars, and references to "Cdn.$" are to Canadian dollars. The information herein contained is given as of April 30, 2003, except as otherwise indicated.

SOLICITATION OF PROXIES

This circular is furnished in connection with the solicitation of proxies by the management of OPTIMAL ROBOTICS CORP. (the "Corporation") for use at the annual meeting of shareholders of the Corporation (the "Meeting") to be held at the time and place and for the purposes set forth in the accompanying notice of the Meeting (the "Notice of Meeting"). It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally by officers of the Corporation at nominal cost. The cost of such solicitation will be borne by the Corporation.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed form of proxy are directors and officers of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM OR HER AT THE MEETING MAY DO SO BY INSERTING IN THE BLANK SPACE PROVIDED IN THE SAID FORM THE NAME OF THE PERSON WHOM HE OR SHE WISHES TO APPOINT, STRIKING OUT THE NAMES OF THE OTHER NOMINEES, AND BY MAILING THE COMPLETED PROXY TO THE TRANSFER AGENT AT ITS INDICATED ADDRESS. IN THE EVENT OF APPOINTMENT OF SUCH PERSON AS NOMINEE, THE INSTRUMENT OF PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTION GIVEN TO SUCH NOMINEE BY THE SHAREHOLDER.

A shareholder giving a proxy pursuant to this solicitation has the power to revoke it by instrument in writing executed by the shareholder or by his attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which such proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, or in any other manner permitted by law.

VOTING BY PROXIES

The persons named in the enclosed form of proxy will vote the shares in respect of which they are appointed in accordance with the directions of the shareholders appointing them. IN THE ABSENCE OF SUCH DIRECTIONS, SUCH SHARES WILL BE VOTED: 1. FOR THE ELECTION OF DIRECTORS; AND 2. FOR THE APPOINTMENT OF AUDITORS. All matters to be voted on at the Meeting will be decided by a majority of the votes cast.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. At the time of printing this circular, the management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. HOWEVER, IF OTHER MATTERS WHICH ARE NOT KNOWN TO THE MANAGEMENT SHOULD PROPERLY COME BEFORE THE MEETING, THE ACCOMPANYING PROXY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PERSON OR PERSONS VOTING THE PROXY.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors of the Corporation (the "Board of Directors") has fixed May 19, 2003 as the record date for determining those holders of voting securities of the Corporation who shall be entitled to receive notice of the Meeting and to vote thereat; provided, however, that if such a holder subsequently transfers the ownership of such a share and the transferee establishes that he or she owns such share and demands not later than ten (10) days before the Meeting that his or her name be included in the shareholders list, such transferee shall be entitled to vote such share at the Meeting.

As at the date hereof, 14,936,235 Class "A" shares of the Corporation are issued and outstanding, each carrying the right to one vote. To the knowledge of the directors and senior officers of the Corporation, the only persons that beneficially own, directly or indirectly, or exercises control or direction over, voting securities carrying more than ten percent (10%) of the voting rights attached to all classes of voting securities of the Corporation, are as follows:

Name of Beneficial Owner                           Number of Class "A" shares
------------------------                           --------------------------
      Reich & Tang Asset Management, LLC..........               2,374,000(1)
      Cramer Rosenthal McGlynn, LLC ..............               2,142,300(2)

      Notes:

      (1) The address of this beneficial owner is 600 Fifth Avenue, New York, NY 10020. According to the Schedule 13G, dated February 6, 2003, filed with the United States Securities and Exchange Commission (the "SEC"), by this beneficial owner, which is an investment advisor, it is the beneficial owner of 2,374,000 Class "A" shares with shared voting power and shared dispositive power over all 2,374,000 shares. The information in this table is based exclusively on the most recent Schedule 13G filed by this beneficial owner with the SEC. The Corporation makes no representation as to the accuracy or completeness of the information reported.

      (2) The address of this beneficial owner is 520 Madison Avenue, New York, NY 10022. According to the Schedule 13G, dated January 10, 2003, filed with the SEC by this beneficial owner, which is an investment advisor, it is the beneficial owner of 2,142,300 Class "A" shares with sole voting power and sole dispositive power over 1,988,500 shares and shared voting power and shared dispositive power over 153,800 shares. The information in this table is based exclusively on the most recent Schedule 13G filed by this beneficial owner with the SEC. The Corporation makes no representation as to the accuracy or completeness of the information reported.

ELECTION OF DIRECTORS

The Board of Directors has set the number of directors at eight, divided into three classes, two classes consisting of three directors each and one class consisting of two directors.

Messrs. Neil S. Wechsler and Thomas D. Murphy, as members of a single class of directors, have been elected to hold office until the close of the Meeting; Messrs. Henry M. Karp, Leon P. Garfinkle and Jonathan J. Ginns, as members of a single class of directors, have been elected to hold office until the close of the 2004 annual meeting of shareholders; and Messrs. Holden L. Ostrin, James S. Gertler and Sydney Sweibel, as members of a single class of directors, have been elected to hold office until the close of the 2005 annual meeting of shareholders.

At the Meeting, two directors shall be elected to hold office until the close of the 2006 annual meeting of shareholders.

Management has nominated Messrs. Neil S. Wechsler and Thomas D. Murphy, as a single class of directors, to hold office until the close of the 2006 annual meeting of shareholders. Both of the management nominees have established their eligibility and willingness to serve as a director.

In the following table is stated the name of each director or nominee for election as a director, all other major positions and offices with the Corporation presently held by such person, his present principal occupation, the year in which he became a director of the Corporation, and the number of Class "A" shares beneficially owned by such person or over which he exercises control or direction as at the date hereof. The information with respect to the number of shares owned directly or indirectly by each individual director, not being within the knowledge of the Corporation, has been furnished by the respective individuals.

                                                                             # of Class "A"      Director
Name of Director             Principal Occupation                                Shares            Since
----------------             --------------------                            --------------      --------
Neil S. Wechsler             Co-Chairman and Chief Executive Officer
Montreal, QC                 Optimal Robotics Corp.                               2,750             1995

Holden L. Ostrin             Co-Chairman
Montreal, QC                 Optimal Robotics Corp.                                Nil              1996

Henry M. Karp                President and Chief Operating Officer
Montreal, QC                 Optimal Robotics Corp.                                Nil              1996

                             Senior Vice-President, General Counsel and
Leon P. Garfinkle            Secretary
Montreal, QC                 Optimal Robotics Corp.                               3,000             1996

                             Vice-President of Corporate Development for
James S. Gertler             Daily News, L.P. and U.S. News & World
New York, NY                 Report, L.P.                                          300              1997

Thomas D. Murphy
Colorado Springs, CO         President, Peak Tech Consulting                       Nil              2000

Jonathan J. Ginns
Washington, DC               Managing Partner, Acon Investments                    Nil              2001

Sydney Sweibel               Partner, Sweibel Novek
Montreal, QC                 Barristers & Solicitors                               Nil              2001

The Corporation is required to have an Audit Committee. The Audit Committee is presently composed of James S. Gertler, Chairman, Jonathan J. Ginns and Sydney Sweibel.

PROXIES RECEIVED PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR THE ELECTION OF THE ABOVE NAMED NOMINEES AS DIRECTORS OF THE CORPORATION, UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS OR HER SHARES ARE TO BE WITHHELD FROM VOTING FOR THE ELECTION OF DIRECTORS. IF FOR ANY REASON ANY OF SUCH NOMINEES SHOULD BE UNABLE TO SERVE AS A DIRECTOR, SUCH PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE IN HIS PLACE. As at the date hereof, management does not contemplate that any of the nominees will be unable to serve as a director.

COMPENSATION OF EXECUTIVES

Summary Compensation Table

The following table sets forth compensation paid to the Co-Chairman and Chief Executive Officer and the four other most highly compensated executive officers of the Corporation (collectively, the "Named Executives") for each of the three most recently completed fiscal years.

                                                                                                  Long Term
                                                     Annual Compensation                     Compensation Awards
                                                     -------------------                     -------------------
                                                                       Other Annual
                                    Fiscal      Salary                 Compensation
   Name and Principal Position       Year      ($)(1)(2)    Bonus ($)     ($)         Securities Under Options Granted (#)
------------------------------       ----      ---------    ---------     ---         -----------------------------------
Neil S. Wechsler                     2002       793,577       Nil         --(3)                    325,000
   Co-Chairman and                   2001       625,788       Nil         Nil                      345,000(4)
   Chief Executive Officer           2000       326,050       Nil         Nil                      250,000

Holden L. Ostrin                     2002       793,577       Nil         --(3)                    325,000
   Co-Chairman                       2001       625,788       Nil         Nil                      359,000(5)
                                     2000       326,050       Nil         Nil                      250,000

Henry M. Karp                        2002       793,577       Nil         --(3)                    325,000
   President and                     2001       625,788       Nil         Nil                      355,000(6)
   Chief Operating Officer           2000       326,050       Nil         Nil                      250,000

Gary S. Wechsler                     2002       352,578       Nil         --(3)                    180,000
    Treasurer and                    2001       226,040       Nil         Nil                      170,000(7)
    Chief Financial Officer          2000       151,339       Nil         Nil                      120,000(8)

Leon P. Garfinkle                    2002       172,934       Nil         --(3)                     50,000
    Senior Vice-President,           2001       144,343       Nil         Nil                       50,000(9)
    General Counsel and Secretary    2000        50,809(10)   Nil         Nil                       35,000

Notes:

(1) The Corporation pays salary in Canadian dollars. The respective average exchange rates for 2000, 2001 and 2002 used to convert these salaries into dollars were: US$1.00=Cdn$1.4852 (2000), US$1.00=Cdn$1.5484 (2001) and
      US$1.00=Cdn$1.5703 (2002).

(2) Salary includes a portion paid bi-weekly in accordance with the general payroll practice of the Corporation and a portion (referred to below under "Executive Employment Agreements" as the "Forced Savings Amount"), paid in a single installment. In the employment agreements between the Corporation and each of the Named Executives, respectively, this Forced Savings Amount is called a "Recognition Bonus". In the management proxy circulars prepared by the Corporation for the 2001 annual meeting of shareholders and the 2002 annual and special meeting of shareholders, this Forced Savings Amount was listed as "Bonus" under "Annual Compensation" in the Summary Compensation Table. Given that the Corporation's obligation to pay this Forced Savings Amount, and the amount thereof, are fixed by contract, the Corporation has determined that this Forced Savings

      Amount is more accurately qualified as "Salary" than "Bonus". Accordingly, for the purposes of this Summary Compensation Table in this management proxy circular, the amounts respectively listed as "Salary" and "Bonus" in the management proxy circulars prepared by the Corporation for the 2001 annual meeting of shareholders and the 2002 annual and special meeting of shareholders have been combined under the heading "Salary".

(3) The dollar value of all perquisites and other personal benefits did not exceed the lesser of $50,000 and ten percent of the Named Executive's salary.

(4) Includes 80,000 Class "A" shares issued pursuant to the automatic replacement ("reload") feature of an option granted in 1997, which option expired in 2002.

(5) Includes 94,000 Class "A" shares issued pursuant to the automatic replacement ("reload") feature of an option granted in 1997, which option expired in 2002.

(6) Includes 90,000 Class "A" shares issued pursuant to the automatic replacement ("reload") feature of an option granted in 1997, which option expired in 2002.

(7) Includes 20,000 Class "A" shares issued pursuant to the automatic replacement ("reload") feature of an option granted in 1997, which option expired in 2002.

(8) Includes 20,000 Class "A" shares issued pursuant to the automatic replacement ("reload") feature of an option granted in 1997, which option expired in 2002.

(9) Includes 5,000 Class "A" shares issued pursuant to the automatic replacement ("reload") feature of an option granted in 1997, which option expired in 2002.

(10) Mr. Garfinkle has occupied office since July 18, 2000. The amount of salary paid to Mr. Garfinkle in 2000 is in respect of the period from July 18, 2000 to December 31, 2000.

Option Grants During Fiscal 2002

The following table provides details as to the stock options granted to the Named Executives by the Corporation during fiscal 2002.

                        Class "A"      % of Total Options                       Market Value of Shares
                       Shares Under        Granted to                          Underlying Options on the
                         Options          Employees in      Exercise Price      Expiration Date of Grant
       Name            Granted (#)         Fiscal Year       ($US/Share)              ($US/Share)               Date
       ----            -----------         -----------       -----------              -----------               ----
Neil S. Wechsler        325,000(1)           18.47%             13.86                    13.86               03/02/2012
Holden L. Ostrin        325,000(1)           18.47%             13.86                    13.86               03/02/2012
Henry M. Karp           325,000(1)           18.47%             13.86                    13.86               03/02/2012
Gary S. Wechsler        180,000(1)           10.23%             13.86                    13.86               03/02/2012
Leon P. Garfinkle        50,000(1)            2.84%             13.86                    13.86               03/02/2012

Note:

(1) These options were granted pursuant to the Corporation`s stock option plan. The options were 100% exercisable when issued.

Aggregated Option Exercises During Fiscal 2002 and Fiscal Year-End Option Values

The following table indicates for each of the Named Executives the total number of Class "A" shares acquired upon the exercise of options during fiscal 2002, their aggregate value realized, the number of unexercised options held at December 31, 2002 and the value of such unexercised options at that date.

                                                                                           Value of Unexercised
                           Securities                        Unexercised Options         in-the-Money Options at
                            Acquired      Aggregate Value    at December 31, 2002         December 31, 2002(1)
                          On Exercise         Realized               (#)                           ($)
         Name                  (#)              ($)         Exercisable/Unexercisable    Exercisable/Unexercisable
         ----                  ---              ---         -------------------------    -------------------------
Neil S. Wechsler               Nil              Nil           797,500 / 132,500                Nil / Nil
Holden L. Ostrin               Nil              Nil           797,500 / 132,500                Nil / Nil
Henry M. Karp                  Nil              Nil           797,500 / 132,500                Nil / Nil
Gary S. Wechsler               Nil              Nil           365,000 /  75,000                Nil / Nil
Leon P. Garfinkle              Nil              Nil            90,000 /  22,500                Nil / Nil

Note:

(1) Based on the closing price on the Nasdaq Stock Market on December 31, 2002 ($6.00).

EXECUTIVE EMPLOYMENT AGREEMENTS

The Corporation has entered into employment agreements with each of the Named Executives.

The agreements with Neil S. Wechsler, Holden L. Ostrin and Henry M. Karp, the terms of which are identical, were entered into as of May 5, 1997. They were designed to assure the Corporation of the continued employment of each officer in his respective executive positions with the Corporation.

Under the terms of these agreements, each of which has been amended, each officer receives a minimum annual salary, payable as to 80% thereof bi-weekly in accordance with the general payroll practice of the Corporation, and as to 20% thereof (the "Forced Savings Amount"), in a single installment, to provide the officer with a mechanism to save such amount. Additional bonuses may also be paid in whatever amounts and at whatever times as determined by the Board of Directors.

Each of these agreements provided for an option grant, which option has been exercised in full by each of the officers.

The agreements provide that the Corporation will pay or reimburse the officer for the premiums for a life and disability term insurance policy with a minimum coverage of $5,000,000, in addition to any other coverage previously paid for or provided for by the Corporation. The agreements also provide for the forgiveness of indebtedness of the officer if he leaves the employment of the Corporation for any reason.

In the event of the sale of all or substantially all of the assets of the Corporation or the acquisition by any person of outstanding shares of the Corporation representing more than 50% of the votes attached to all of our outstanding voting shares at any time during the term of the agreement or within 12 months thereafter (unless the officer has had his employment terminated for cause), the officer will be entitled to a bonus in an amount not less than the aggregate of his then-current salary and bonus, and the term insurance, for which the Corporation has been reimbursing premiums will be converted to a whole life insurance policy and the Corporation will pay the entire cost of the premium for that whole life insurance policy. In addition, in each such circumstance, the exercise price of all options, warrants and rights to purchase Class "A" shares which are held by the officer shall, subject to regulatory approval, be reduced to Cdn.$1.00 in the aggregate.

If the officer's services are terminated other than for cause or death or disability, or in the event that the officer terminates his employment with the Corporation for good reason (as defined in the agreements) within six months of a change of control (as defined in the agreements), (i) the Corporation will pay to the officer an amount equal to five times the sum of (a) the highest salary paid to him during the term and (b) the highest aggregate bonuses paid to him during any year during the term, (ii) the exercise price of all options, warrants and rights held by the officer to purchase Class "A" shares shall be reduced to Cdn.$1.00 in the aggregate and all of such options shall become immediately exercisable and will expire within 90 days of the termination of the covered officer's employment with the Corporation, (iii) the term insurance, for which the Corporation has been reimbursing premiums, will be converted to a whole life insurance policy and the Corporation will pay the entire cost of the premium for that whole life insurance policy, and (iv) the Corporation will acquire medical insurance coverage for the officer and his family for a period of five years, equivalent to the coverage already enjoyed by the officer as a senior officer of the Corporation.

The agreements each contain a covenant on the part of the officer not to compete with the Corporation for a period of 24 months following the date upon which he ceases to be an employee of the Corporation.

Gary S. Wechsler

The agreement with Gary S. Wechsler was entered into as of April 21, 1999. The agreement was designed to assure the Corporation of the continued employment of Mr. Wechsler in his current executive positions with the Corporation.

Under the terms of his agreement, which has been amended, Mr. Wechsler receives a minimum annual salary, payable as to 80% thereof bi-weekly in accordance with the general payroll practice of the Corporation, and as to 20% thereof (the "Forced Savings Amount"), in a single installment, to provide Mr. Wechsler with a mechanism to save such amount. The agreement also provides that the Corporation will pay or reimburse Mr. Wechsler for the premiums for a life and disability term insurance policy with a minimum coverage of $3,000,000.

In the event of a change in control (as defined in his agreement), of the Corporation, the Corporation will pay to Mr. Wechsler an amount equal to his then current minimum annual salary multiplied by the number of years that he has served as the Corporation's Chief Financial Officer.

If Mr. Wechsler's services are terminated other than for cause or death or disability, or in the event that he terminates his employment with the Corporation for good reason (as defined in his agreement) within six months of a change of control (as defined in his agreement), (i) the Corporation will pay to Mr. Wechsler an amount equal to five times his then current minimum annual salary; and (ii) the term insurance, for which the Corporation has been reimbursing premiums, will be converted to a whole life insurance policy and the Corporation will pay the entire cost of the premium for that whole life insurance policy.

The agreement also contains a covenant on the part of Mr. Wechsler not to compete with the Corporation for a period of 24 months following the date upon which he ceases to be an employee of the Corporation.

Leon P. Garfinkle

The agreement with Leon P. Garfinkle was entered into as of July 18, 2000. Under the terms of his agreement Mr. Garfinkle receives a minimum annual salary, payable as to approximately 87% thereof bi-weekly in accordance with the general payroll practice of the Corporation, and as to approximately 13% thereof (the "Forced Savings Amount"), in a single installment, to provide Mr. Garfinkle with a mechanism to save such amount.

If Mr. Garfinkle's services are terminated other than for cause or death or disability, or in the event that he terminates his employment with the Corporation for good reason (as defined in his agreement) within six months of a change of control (as defined in his agreement), the Corporation will pay to Mr. Garfinkle an amount equal to three times his then current minimum annual salary.

The agreement also contains a covenant on the part of Mr. Garfinkle not to compete with the Corporation for a period of 24 months following the date upon which he ceases to be an employee of the Corporation.

COMPENSATION OF DIRECTORS

The fiscal 2002 compensation package for each of four non-executive directors of the Corporation consisted of $10,000 and an option to purchase 45,000 Class "A" shares at an exercise price of $13.86 per share. These options were 100% exercisable when issued and expire after ten years.

INDEBTEDNESS OF DIRECTORS, OFFICERS AND EMPLOYEES

The aggregate indebtedness to the Corporation of all employees, officers and directors and former employees, officers and directors is $114,485 which relates to an unsecured home-loan agreement with Holden L. Ostrin, the Co-Chairman of the Corporation. This loan is non-interest bearing and is repayable in annual installments of $11,448 through and including July 1, 2012.

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

The Corporation has purchased liability insurance for the directors and officers of the Corporation in an amount of $10,000,000, the first $100,000 of any claim (the first $250,000 of any claim brought by a securities holder) being deductible and payable by the Corporation. The annual premium for fiscal 2003 is $300,000. This annual premium, which has not been specifically allocated between directors as a group and officers as a group, was paid entirely by the Corporation.

COMPOSITION OF THE COMPENSATION COMMITTEE

A compensation committee of the Board of Directors was recently established, with the mandate to review the overall compensation of all officers of the Corporation and make recommendations to the full Board of Directors regarding long-term compensation. The compensation committee is composed of two non-management directors, namely Messrs. James S. Gertler and Thomas D. Murphy, and one management director, namely Holden L. Ostrin. There was no compensation committee of the Board of Directors in 2002.

REPORT ON EXECUTIVE COMPENSATION

During the year ended December 31, 2002, the Board of Directors approved the salary paid to the two Co-Chairmen and the President of the Corporation, and these three officers made determinations as to the salary for each of the Corporation's other officers. No bonuses were declared or paid for the 2002 fiscal year.

The aggregate compensation paid to the Chief Executive Officer of the Corporation for the year ended December 31, 2002, being cash compensation comprised of salary and options granted under the Corporation's stock option plan, is viewed as being commensurate with his duties.

The members of the Board of Directors, whose names are set out below, have approved the issue of the foregoing report and its inclusion in this Information Circular.

                                Neil S. Wechsler
                                Holden L. Ostrin
                                  Henry M. Karp
                                Leon P. Garfinkle
                                James S. Gertler
                                Thomas D. Murphy
                                Jonathan J. Ginns
                                 Sydney Sweibel

PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on Cdn.$100 invested on December 31, 1997 in Class "A" shares with the cumulative total shareholder return on the Toronto Stock Exchange 300 Total Return Index.

                                 [GRAPHIC OMITTED]

                                                Dec-97   Dec-98   Dec-99   Dec-00   Dec-01   Dec-02
      Optimal Robotics Class "A" shares(1)      100.00   195.09   491.00   457.52   513.32    86.05

      TSE 300 Index                             100.00    98.42   129.63   139.23   121.73   106.59

Note:

(1) The closing prices for 1997 through 2001 were quoted in U.S. dollars and converted into Canadian dollars at an exchange rate of US$1.5333 per Cdn.$1.00 at December 31, 1998, US$1.45 per Cdn. $1.00 at December 31, 1999, US$1.4995 per Cdn.$1.00 at December 31, 2000, US$1.5928 per
      Cdn.$1.00 at December 31, 2001 and US$1.5776 per Cdn.$1.00 at December 31, 2002.

APPOINTMENT OF AUDITORS

At the Meeting, it is proposed that shareholders re-appoint KPMG LLP, Chartered Accountants, Montreal, Quebec as auditors of the Corporation until the next annual meeting of shareholders, at such remuneration as may be fixed by the Audit Committee of the Board of Directors.

PROXIES RECEIVED PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR THE APPOINTMENT OF KPMG LLP AS AUDITORS OF THE CORPORATION, UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS OR HER CLASS "A" SHARES ARE TO BE WITHHELD FROM VOTING FOR THE APPOINTMENT OF AUDITORS.

The contents of this Information Circular and the sending thereof have been approved by the Board of Directors.

DATED at Montreal, Quebec, as of the 2nd day of May 2003.

/s/ Leon P. Garfinkle

Leon P. Garfinkle
Senior Vice-President,
General Counsel
and Secretary